EXHIBIT 10.7

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.


U.S. $__________                                                __________, 1996


                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.

                 7-YEAR CONVERTIBLE SUBORDINATED PROMISSORY NOTE

                            DUE ______________, 199_


      ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC., a corporation duly organized and existing under the laws of the State of Florida (the "Company"), for value received, hereby promises to pay to ____________________ (the initial "Holder") at __________, Florida _____, or at such other place or places as the Holder hereof may designate in writing, from time to time, the principal sum of ($___________), or such lesser amounts as from time to time may be due and owing hereunder including any accrued interest, on the _____ day of __________, 199_ (the "Maturity Date"), upon presentation and surrender of this Convertible Subordinated Promissory Note (this "Note") at the office of the Company at 1810 N.E. 144th Street, North Miami, Florida 33181, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, from the date hereof at the rate of one percent (1%) over the floating prime rate charged by Citibank, N.A. (New York, New York) as adjusted from time to time, with such interest payable monthly, in like coin or currency, on the first day of each month, commencing __________, 1996, until payment of all principal hereunder, and any outstanding accrued interest, on the Maturity Date.

      1. CONVERSION. This Note shall be convertible, in whole or in part, at the Holder's option, at any time prior to maturity, regardless of the amount of principal outstanding (the "Conversion Right"), into the number of fully paid and nonassessable shares of the common stock


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of the Company ("Common Stock") which shall equal the product of the Exercise
Price (as hereinafter defined) multiplied by the aggregate amount of principal and interest then outstanding (the "Shares"), upon surrender of this Note, together with all rights appertaining hereto, at the office of the Company. The "Exercise Price" shall be $4.00 per Share of Common Stock. The Company shall have ten (10) days to (a) issue the Shares after receipt by the Company of written notice of the Holder's election to exercise the Conversion Right, and
(b) in the case of a partial exercise, reissue a new note in the same form and containing the same terms as this Note, with the new outstanding principal.

      The Exercise Price will be adjusted for: dividends or distributions on the Company's Common Stock payable in Common Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of the Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current retained earnings). However, no adjustment need be made if the Holder may participate in the transaction. If the Company is a party to a consolidation or merger or a transfer of all or substantially all of its assets, the right to convert the
Note into Common Stock will be changed into a right to convert it into securities, cash or other assets of the Company or another entity, on the same basis as the other common stockholders of the Company.

      Upon exercise of the Conversion Right, all accrued and unpaid interest hereon shall be due and payable by the Company. No other adjustments in respect of interest or dividends will be made upon any conversion. No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made by the Company subsequent to the conversion.

      2. SUBORDINATION. This Note is subordinated to Senior Debt (as defined below). "Senior Debt" is the principal of and premium, if any, and interest on, all payments due pursuant to the terms of instruments creating or evidencing Indebtedness (as defined below) of the Company outstanding as of the date hereof and all renewals, extensions and refundings thereof, which are payable to financial institutions. The term "Indebtedness," as applied to any entity, means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such entity or only to a portion thereof), as evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest thereof, of and to the extent such indebtedness would appear as a liability upon a balance sheet of such entity prepared on a consolidated basis in accordance with generally accepted accounting principles. The Company agrees, and each Holder agrees by accepting this Note, to the subordination hereunder.

      3. EVENTS OF DEFAULT. This Note shall be considered in default, if any of the following events ("Event(s) of Default") shall have occurred (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):


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

           a. a default in the payment of any interest upon this Note when it becomes due and payable, and continuance of such default for a period of 10 days after receipt of written notice from the Holder to the Company;

           b. a default in the payment of the principal amount of this Note on the Maturity Date and continuance of such default for a period of 10 days after receipt of written notice from the Holder to the Company; or

           c. the Company shall suspend the operations of any of its businesses, shall become insolvent, be unable to meet its debts as they mature, or make an admission in writing to such effect, call a meeting of its creditors, commit any act of bankruptcy or file for or suffer to be filed against it any petition under any provision of any bankruptcy, insolvency, reorganization, rearrangement, readjustment of debt or similar law or statute.

      4. EXERCISE OF RIGHTS IN EVENT OF DEFAULT. In the Event of Default, the Holder may, at any time after such occurrence and by written notice to the Company, declare the entire unpaid principal amount hereunder, together with any unpaid accrued interest thereon, to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Notwithstanding the foregoing with respect to written notice, this Note shall be considered in default upon the occurrence of any of the Events of Default and shall remain in default until the entire unpaid principal together with any unpaid interest thereon has been paid to the Holder. While in default, this Note shall bear interest at the maximum rate permitted by law. In addition to the foregoing, upon the occurrence of an Event of Default and at any time thereafter, the Holder shall have the right in its sole discretion to determine which rights, liens, guarantees, security interests or remedies it shall retain, pursue, release, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the other of them or any of its rights hereunder. Notwithstanding any other rights which the Holder may have under applicable law and hereunder, the Company agrees that, should at any time an Event of Default specified in SECTION 3 hereof occur or be continuing, the Holder shall have the right to apply (including, without limitation, by way of setoff) any monies, deposits, accounts, balances or other property of the Company held by, or thereafter coming into the possession of, the Holder to a reduction of amounts owed hereunder, including without limitation the principal amount and interest due on this Note.

      5. PRINCIPAL OBLIGATION. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the currency herein prescribed, until effective exercise by Holder of the Conversion Right for the entire principal and interest due.

      6. PREPAYMENT. This Note may be prepaid, in whole or in part, at any time without penalty provided that any partial payment shall be first applied against any accrued interest due hereunder.


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      7.   REGISTRATION RIGHTS.

           a. ONE-TIME DEMAND REGISTRATION RIGHTS. Within 60 days following written demand of the Holder, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission"), and use its best efforts to cause to become effective no later than 60 days after the date of filing, a registration statement on Form S-3 (if such form is then available for use by the Company, or such other available registration statement) ("Registration Statement") and such other documents, as may be necessary in the opinion of counsel for both the Company and the Holder, so as to permit a public offering and sale of the Shares, under the Securities Act of 1933, as amended (the "Securities Act"). All expenses incurred in connection with the registration of the Shares, including without limitation, all blue sky registration and filing fees, legal fees, printing expenses, fees of experts used in connection with such registration and expenses incidental to any post-effective amendment to the Registration Statement, shall be borne and paid by the Company. The Company shall keep such Registration effective for a period of not less than 2 years after becoming effective.

           b. PIGGY BACK REGISTRATION RIGHTS. If, at any time, the Company shall propose the registration under the Securities Act of an offering of any of its capital stock to be sold for its own account and/or for the account of other persons, the Company, on each such occasion, shall as promptly as practicable, but in no event later than thirty (30) days prior to the proposed filing date of the Registration Statement, give written notice to the Holder of its intention to effect such registration (which notice shall state an estimated selling price for Common Stock in such offering) and the Holder shall be entitled, on each such occasion, to request to have all or a portion of the Shares included in such Registration Statement. Upon the written request of the Holder that the Company include the Shares, in such Registration Statement (which request shall state the number of Shares for which registration is sought and the intended method of disposition thereof), the Company shall cause such Shares to be so included in the offering covered by such Registration Statement.

      8. EXCHANGE PRIVILEGE AND TRANSFERABILITY. Subject to the provisions of the last paragraph of this Section, the Holder at its option may surrender the Note for exchange at the principal office of the Company and, without expense (except for any stamp tax or other governmental charge with respect to any transfer involved therein), receive in exchange therefor notes, in denominations designated by the Holder and payable to such person or persons or order as may be designated by such Holder and for the same aggregate principal amount as the then unpaid principal balance of this Note. Every instrument made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms, on a pro rata basis, as this Note, except that the Conversion Right shall only exist with respect to an instrument in favor of the Holder. The Conversion Right shall exist on a pro rata basis in the remaining Note(s) in favor of the Holder.

      The Holder, by acceptance hereof, agrees that the rights represented by this Note are not transferable, in whole or in part, whether by sale, transfer, gift, or other hypothecation unless and until (1) a registration statement relating to such sale, transfer, gift or hypothecation shall have become effective under the Securities Act or (2) a legal opinion satisfactory to the Company is


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

furnished with respect to such sale, transfer, gift or other hypothecation to the effect that such registration under the Securities Act is not required with respect thereto or (3) the Company shall have been furnished with a copy of a "no-action letter" of the Commission with respect to such sale, transfer, gift or other hypothecation.

      9. INTENT NOT TO COMMIT USURY. Nothing herein contained, nor any transaction related hereto, shall be construed or so operate as to require the Company to pay interest at a greater rate than is now lawful in such case to contract for, or to make any payment, or to do any act contrary to law. Should any interest or other charges paid by the Company, or parties liable for the payment of this Note, in connection with the loan evidenced by this Note, or any document delivered in connection with said loan, result in the computation or earning of interest in excess of the maximum legal rate of interest which is legally permitted by law, then any and all such excess of the maximum legal rate of interest which is legally permitted by law, then any and all such excess shall be and the same is hereby waived by the Holder hereof, and any and all such excess shall be automatically credited against and in reduction of the balance due under this Note, and the portion of said excess which exceeds the balance due under this Note shall be paid by the Holder to the Company and parties liable for the payment of this Note.

      10. NOTICES. All notices, requests, claims, demands, and other communications under this Note shall be in writing and shall be deemed to have been given or made upon the earliest to occur of: (a) receipt, if made by personal service, (b) to (2) days after dispatch if made by reputable overnight courier service, (c) upon the delivering party's receipt of a written confirmation of a transmission made by cable, by telecopy, by facsimile, by telegram or by telex, or (d) seven (7) days after being mailed by registered mail (postage prepaid, return receipt requested) to the respective parties at the addresses on the face of this Note.

      11.  MISCELLANEOUS.

           a. BINDING NATURE OF NOTE. Except as otherwise herein provided, this Note shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

           b. ENTIRE AGREEMENT; NO AMENDMENTS. This Note together with any attached, schedules, exhibits and other documents delivered pursuant hereto, constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Note may not be changed, modified, extended, renewed or supplemented and no provision hereof may be waived, except by an instrument in writing signed by the party against whom enforcement of any change, modification, extension, renewal, supplement or waiver is sought.

           c. GOVERNING LAW; SEVERABILITY. This Note shall be governed by and construed in accordance with the laws of the State of Florida. The invalidity of any portion of this Note shall not affect the enforceability of the remaining portions of this Note or any part thereof, all of which are inserted herein conditionally on their being valid in law. In the event that any portion or portions contained herein shall be invalid, this Note shall be construed so as to make such portion or portions


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

valid or, if such construction is not legally possible, as if such invalid portion or portions had not been inserted.

           d. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver or relinquishment of any such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

           e. ATTORNEYS' FEES; JURISDICTION AND VENUE. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Note, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Note shall be brought in the courts of Dade County in the State of Florida or in the U.S. District Court for the Southern District of Florida. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. Venue for any such action, in addition to any other venue permitted by statute, will be Dade County, Florida. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to delaying of venue of any suit, action or proceeding arising out of or relating to this Note or any judgment entered by any court in respect thereof brought in Dade County, Florida, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in Dade County, Florida has been brought in an inconvenient forum.

           f. HEADINGS. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

      IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and attested to by the signature of its Secretary this _____ day of ______________, 1996.



                                        ADVANCED ELECTRONIC SUPPORT
                                        PRODUCTS, INC.


                                        By:
                                           -------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------


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